EXHIBIT 99.1

                                            CONTACT:  DSI TOYS, INC.Nasdaq: DSIT
                                                       Robert L. Weisgarber, CFO
                                                          Brook Wootton, Mgr. IR
                                                                  (713) 365-9900

                                       FOR RELEASE: NOVEMBER 23, 1999 7:00 AM CT

                  DSI TOYS, INC. ANNOUNCES NON-CASH RESTATEMENT
                          OF RESULTS FOR PRIOR PERIODS

      DSI Toys, Inc., (NASDAQ: DSIT) today announced a non-cash restatement of its previously reported financial results for its fiscal years ended January 31, 1996, 1997, 1998 and 1999 and subsequent quarterly periods in 1999. The Company will file amendments to its annual and quarterly reports previously filed with the SEC as soon as practicable.

      The restatements result from an examination of certain split-dollar life insurance arrangements and related accounting policies, which was undertaken by the Company and its independent accounting firm, PricewaterhouseCoopers LLP, in connection with the Company's ongoing discussions regarding potential changes to these split-dollar life arrangements. The review focused on the accounting treatment concerning the recording of premium costs paid by the Company with respect to split-dollar life insurance arrangements with the Company's founder and former sole shareholder, and his widow.

      Under the restatements, the Company will expense previously capitalized split-dollar life insurance premium costs of approximately $1.7 million over the 1996-1999 periods. The restatements represent only non-cash charges. The Company will continue to expense the premium costs incurred in future periods until proceeds from death benefits are available to reimburse the Company for premiums advanced, unless the existing split-dollar life arrangements are sooner modified.

      The Company's restatement of its previously reported financial results will reduce reported net income by approximately $33,000, or $0.01 per share for the fiscal year ended January 31, 1996, and by approximately $265,000, or $0.06 per share for the fiscal year ended January 31, 1997. (All per share amounts reported are for both basic and diluted per share amounts.) In addition, the restatement will increase the Company's reported net losses by approximately $357,000, or $0.07 per share for the fiscal year ended January 31, 1998, and by approximately $265,000, or $0.04 per share for the fiscal year ended January 31, 1999. The restatement will also increase the net loss for the six months ended July 31, 1999 by approximately $133,000, or $0.02 per share. The Company anticipates the net effect of these adjustments will result in net income of $2.3 million and $1.9 million for fiscal 1995 and 1996's financial results, respectively, net losses of $5.5 million and $1.0 million for fiscal 1997 and 1998's financial results, respectively, and a net loss of approximately $283,000 for the six months ended July 31, 1999.

      Based upon the cumulative effect of the restatements, the Company will report retained earnings of $2.2 million and total shareholders' equity of $861,000 as of January 31, 1999, and retained earnings of $1.9 million and total shareholders' equity of $5.5 million as of July 31, 1999.

                         6 MONTHS          FISCAL           FISCAL          FISCAL           FISCAL
                           ENDED            YEAR             YEAR            YEAR             YEAR
                                            ENDED            ENDED           ENDED            ENDED
                          7/31/99          1/31/99          1/31/98         1/31/97          1/31/96
                        ------------     ------------     ------------    ------------     ------------
Selling, general and
  Administrative
  expenses
  As reported ......    $  4,613,064     $ 10,967,001     $ 24,245,064    $ 15,569,422     $ 15,624,519
  As restated ......    $  4,745,771     $ 11,232,415     $ 24,602,478    $ 15,834,836     $ 15,657,519

Net income/(loss)
  As reported ......    $   (150,390)    $   (738,429)    $ (5,185,697)   $  2,151,273     $  2,326,624
  As restated ......    $   (283,097)    $ (1,003,843)    $ (5,543,111)   $  1,885,859     $  2,293,624

Retained earnings
  As reported ......    $  3,548,834     $  3,699,224     $  4,437,653    $  9,623,350     $  7,472,077
  As restated ......    $  1,872,313     $  2,155,410     $  3,159,252    $  8,702,363     $  6,816,505

Total Shareholders'
 Equity
  As reported ......    $  7,162,724     $  2,405,186     $  3,158,506    $ (9,422,461)    $(11,582,063)
  As restated ......    $  5,486,203     $    861,372     $  1,880,105    $(10,343,448)    $(12,237,635)

      The Company's President and CEO, Michael J. Lyden, stated: "We believe that the restatements are necessary and proper. We wish to stress that they do not impact our cash position or liquidity. The fundamentals of our business operations and business plan remain unchanged."

      DSI Toys designs, develops, markets and distributes toys and children's consumer electronics. Core product categories are juvenile audio products (including Tech-Link(TM) and Digi-Tech(TM) walkie-talkies, pre-teen audio products and Kawasaki(R) musical toys), girls' toys (including dolls, play sets and accessories), and boys' toys (including Kawasaki(R) and Burnin' Thunder(TM) radio control vehicles, BLOCKMEN(R) construction sets, and western and military action toys). The Company's web sites can be reached at http://www.dsitoys.com and http://www.blockmen.com.

      This release, other than historical information, includes forward-looking statements with respect to future results of operations, future business and operations and certain other matters. These statements are made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, including but not limited to the following: effects of accounting treatment changes on future results of operations, the effect of seasonal buying patterns and changes therein, changing consumer preferences, the risk of lack of customer acceptance of newly introduced products, loss of Company customers, and others identified in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no obligation to revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                    (Financial Statements On Following Pages)

                                 DSI TOYS, INC.
                 CONSOLIDATED STATEMENT OF OPERATIONS - RESTATED

                                               6 MONTHS                                FISCAL YEAR
                                                 1999             1998             1997            1996              1995
                                             ------------     ------------     ------------     ------------     ------------
Net sales ...............................    $ 18,574,638     $ 52,722,517     $ 73,624,398     $ 63,219,212     $ 63,146,080
Costs of goods sold .....................      13,987,652       42,058,919       55,285,501       42,023,044       43,428,075
                                             ------------     ------------     ------------     ------------     ------------
Gross profit ............................       4,586,986       10,663,598       18,338,897       21,196,168       19,718,005
Selling, general and
 administrative expenses ................       4,745,771       11,232,415       24,602,478       15,834,836       15,657,519
                                             ------------     ------------     ------------     ------------     ------------
Operating income (loss) .................        (158,785)        (568,817)      (6,263,581)       5,361,332        4,060,486
Interest expense ........................         252,990          874,907        1,360,067        2,599,942          700,986
Other income ............................         (44,084)        (106,881)        (231,968)        (344,469)        (383,801)
                                             ------------     ------------     ------------     ------------     ------------
Income (loss) before income taxes
    and extraordinary item ..............        (367,691)      (1,336,843)      (7,391,680)       3,105,859        3,743,301
Provision for (benefit from) income taxes         (84,594)        (333,000)      (2,329,323)       1,220,000        1,449,677
                                             ------------     ------------     ------------     ------------     ------------
Income (loss) before extraordinary item .        (283,097)      (1,003,843)      (5,062,357)       1,885,859        2,293,624
Extraordinary item (net of tax) .........            --               --           (480,754)            --               --
                                             ------------     ------------     ------------     ------------     ------------
Net income (loss) .......................    $   (283,097)    $ (1,003,843)    $ (5,543,111)    $  1,885,859     $  2,293,624
                                             ============     ============     ============     ============     ============

BASIC EARNINGS PER SHARE
    Earnings (loss) per share before
       extraordinary item ...............    $      (0.04)    $      (0.17)    $      (0.98)    $       0.54     $       0.66
    Extraordinary item ..................            --               --              (0.09)            --               --
                                             ------------     ------------     ------------     ------------     ------------
    Earnings (loss) per share ...........    $      (0.04)    $      (0.17)    $      (1.07)    $       0.54     $       0.66
                                             ============     ============     ============     ============     ============
    Weighted average shares outstanding .       6,975,365        6,000,000        5,205,479        3,500,000        3,500,000
                                             ============     ============     ============     ============     ============

DILUTED EARNINGS PER SHARE
    Earnings (loss) per share before
       extraordinary item ...............    $      (0.04)    $      (0.17)    $      (0.97)    $       0.50     $       0.66
    Extraordinary item ..................            --               --              (0.09)            --               --
                                             ------------     ------------     ------------     ------------     ------------
    Earnings (loss) per share ...........    $      (0.04)    $      (0.17)    $      (1.06)    $       0.50     $       0.66
                                             ============     ============     ============     ============     ============
    Weighted average shares outstanding .       6,975,365        6,000,000        5,205,479        3,739,146        3,500,000
                                             ============     ============     ============     ============     ============

                                 DSI TOYS, INC.
                      CONSOLIDATED BALANCE SHEET - RESTATED

                                                       JULY 31,       JANUARY 31,      JANUARY 31,      JANUARY 31,     JANUARY 31,
                                                        1999             1999             1998             1997            1996
                                                    ------------     ------------     ------------     ------------    ------------
                                   ASSETS
Current assets:
       Cash ......................................  $    701,066     $    554,197     $    383,690     $  1,501,992    $  2,660,455
       Restricted cash ...........................       150,000          150,000          150,000          150,000         150,000
       Accounts receivable, net ..................     6,819,261        1,069,725        8,008,288        3,231,789       4,235,665
       Due from shareholder ......................          --               --               --            151,667         819,283
       Shareholder insurance proceeds receivable .          --               --               --            511,765            --
       Inventories ...............................     7,757,936        4,207,704        6,437,418        4,615,087       3,409,962
       Income tax receivable .....................          --               --            642,264             --              --
       Prepaid expenses ..........................     1,433,014        1,503,970          894,704        1,462,189       1,130,006
       Deferred income taxes .....................       801,000          801,000          183,000          362,000         351,000
                                                    ------------     ------------     ------------     ------------    ------------
            Total current assets .................    17,662,277        8,286,596       16,699,364       11,986,489      12,756,371

Property and equipment, net ......................     1,920,838        1,642,672        1,252,572        1,190,498       1,514,096
Advances to shareholder (life insurance premiums)           --               --               --               --           487,504
Deferred debt issuance costs .....................          --               --               --            679,906         842,963
Deferred income taxes ............................     1,388,687        1,117,000        1,752,000             --              --
Other assets .....................................       309,008          364,511          224,783          537,868         145,316
                                                    ------------     ------------     ------------     ------------    ------------
                                                    $ 21,280,810     $ 11,410,779     $ 19,928,719     $ 14,394,761    $ 15,746,250
                                                    ============     ============     ============     ============    ============

              LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
       Accounts payable and accrued liabilities ..  $ 10,293,569     $  6,799,290     $  9,740,201     $  6,259,101    $  5,492,704
       Current portion of long-term debt .........     3,772,134          824,675          585,783        2,755,789       3,359,210
       Income taxes payable ......................       467,397          271,920          108,630          193,211         314,874
       Deferred income taxes .....................          --               --               --            158,000          79,408
                                                    ------------     ------------     ------------     ------------    ------------
            Total current liabilities ............    14,533,100        7,895,885       10,434,614        9,366,101       9,246,196
Long-term debt ...................................     1,147,718        2,540,522        7,495,000        8,203,108      11,187,702
Notes payable - shareholder ......................          --               --               --          6,000,000       7,000,000
Deferred income taxes ............................       113,789          113,000          119,000        1,169,000         549,987
                                                    ------------     ------------     ------------     ------------    ------------
            Total liabilities ....................    15,794,607       10,549,407       18,048,614       24,738,209      27,983,885
Shareholders' equity:
       Preferred stock ...........................          --               --               --               --              --
       Common Stock ..............................        87,190           87,190           87,190           62,190             622
       Additional paid-in capital ................     4,979,701       21,162,568       21,162,568        3,443,093       3,504,661
       Common stock warrants .....................       102,500          102,500          102,500          100,000         100,000
       Accumulated other comprehensive income ....         3,894           14,296           29,187            9,498           1,169
       Retained earnings .........................     1,872,313        2,155,410        3,159,252        8,702,363       6,816,505
                                                    ------------     ------------     ------------     ------------    ------------
                                                       7,045,598       23,521,964       24,540,697       12,317,144      10,422,957
       Less: treasury stock ......................    (1,559,395)     (22,660,592)     (22,660,592)     (22,660,592)    (22,660,592)
                                                    ------------     ------------     ------------     ------------    ------------
            Total shareholders' equity ...........     5,486,203          861,372        1,880,105      (10,343,448)    (12,237,635)
                                                    ------------     ------------     ------------     ------------    ------------
                                                    $ 21,280,810     $ 11,410,779     $ 19,928,719     $ 14,394,761    $ 15,746,250
                                                    ============     ============     ============     ============    ============